                           SCHEDULE 14A INFORMATION
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

    Check the appropriate box:

   [_] Preliminary Proxy Statement  [_] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

   [X] Definitive Proxy Statement

   [_] Definitive Additional Materials

   [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SCIOTO INVESTMENT COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.
   [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

      (5) Total fee paid:

          ----------------------------------------------------------------------

   [_] Fee paid previously with preliminary materials.
   [_] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

          ----------------------------------------------------------------------

      (2) Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

      (3) Filing Party:

          ----------------------------------------------------------------------

      (4) Date Filed:

          ----------------------------------------------------------------------

                            SCIOTO INVESTMENT COMPANY
                                 Columbus, Ohio

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To Be Held on Wednesday, June 12, 2002

To the Shareholders of
Scioto Investment Company

     The Annual Meeting of Shareholders of Scioto Investment Company, which was incorporated in 1933 in Ohio (the "Fund"), will be held at the law offices of Porter, Wright, Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio on Wednesday, June 12, 2002, at 10:00 a.m. local time, for the following purposes:

     (1) To fix the number of directors at six (6) and to elect six (6) directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

     (2) To consider and act upon a proposal to approve the selection of Deloitte & Touche LLP as the independent public accountants for the Fund and their predecessors since 1937 for the fiscal year ending December 31, 2002; and

     (3) To consider and act upon any matters incidental to the foregoing and to transact such other matters as may properly come before the meeting and any adjournment or adjournments thereof.

     Shareholders of record at the close of business on Wednesday, May 1, 2002, will be entitled to notice of and to vote at the meeting.

     If you do not expect to be present at the meeting, please fill in, date, sign and return the enclosed Proxy, which is solicited by the Board of Directors. The Proxy is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                                       By Order of the Board of Directors

May 10, 2002                           MARILYN BROWN KELLOUGH, Secretary


                                    IMPORTANT
                                    ---------

IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY. THE ACCOMPANYING ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            SCIOTO INVESTMENT COMPANY

                            c/o 4561 Lanes End Street
                            Columbus, Ohio 43220-4254

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                     SHAREHOLDERS--Wednesday, June 12, 2002

     The accompanying Proxy is solicited by the Board of Directors of Scioto Investment Company, which was incorporated in 1933 in Ohio (the "Fund"), in connection with the Annual Meeting of Shareholders to be held at the law offices of Porter Wright Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio, on Wednesday, June 12, 2002, at 10:00 a.m. local time. Every executed Proxy returned in time to be voted at the meeting will be voted, and if a specification is made with respect to any proposal, the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposals. Anyone giving a Proxy may revoke it prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     At the close of business on Wednesday, May 1, 2002, the record date for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 108,800 Class A Common Shares (one vote per share) and 339,150 Class B Common Shares (ten votes per share).

     Under the laws of Ohio, if notice in writing is given by any shareholder possessing the power to vote at the election of directors, to the President, a Vice President or the Secretary of a corporation, not less than 48 hours before the time fixed for holding a meeting of the shareholders for the purpose of electing directors, if notice of such meeting has been given at least ten days prior thereto, and otherwise not less than 24 hours before such time, that he desires that the voting at such election shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or Secretary or by or on behalf of the shareholder giving such notice, each shareholder possessing the power to vote for the election of directors has the right to cumulate such voting power as he possesses and to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of his votes, or to distribute his votes on the same principle among two or more candidates, as he sees fit. In the event that cumulative voting shall be in effect for the election of directors at the forthcoming Annual Meeting, the votes represented by Proxies obtained by this solicitation, unless otherwise directed, will be distributed among the nominees set forth below in such manner and proportion as is directed by the Board of Directors.

     This Proxy Statement and Proxy were first mailed to shareholders on or about May 10, 2002.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth as of May 1, 2002, each person and group known by the Board of Directors of the Fund to own beneficially more than 5% of any class of the Fund's outstanding voting securities and the beneficial ownership of such securities on that date of all directors and executive officers of the Fund as a group.

-----------------------------------------------------------------------------------------------------------
                                            Whole Shares               Total
Name and Address of                         Class of Stock       Owned Beneficially                 Percent
 Beneficial Owner                            of the Fund          As of May 1, 2002                of Class
-----------------------------------------------------------------------------------------------------------
Stephen Kellough                                 Class A                  22,410                     20.60%
 Columbus, Ohio 43220                            Class B                   2,450                      0.72%

Marilyn Brown Kellough                           Class A                  26,850  (1)                24.68%
 Columbus, Ohio 43220                            Class B                 241,500  (1)                71.21%

Marilyn and Stephen                              Class A                  49,260  (1)                45.28%
 Kellough (consolidated)(2)                      Class B                 243,950  (1)                71.93%

Elizabeth Anne Kellough                          Class A                  11,350                     10.43%
 Powell, Ohio 43065                              Class B                  40,100                     11.83%

Stephen Wayne Kellough                           Class A                  11,350                     10.43%
 Columbus, Ohio 43220                            Class B                  40,100                     11.83%

Executive Officers and Directors                 Class A                  49,300                     45.31%
 as a group (7 in group)                         Class B                 243,950                     71.93%

(1) The beneficial ownership figures for Mrs. Kellough include 57,700 Class B Common Shares held as trustee of the Wayne E. Brown Testamentary Trust and 39,950 Class B Common Shares and 11,350 Class A Common Shares held as trustee of the Mary Ruth Brown Testamentary Trust. Mrs. Kellough disclaims beneficial ownership of those shares as to which she has no beneficial interest.

(2) The beneficial ownership figures have been consolidated for Mr. and Mrs. Kellough who are husband and wife. They nevertheless disclaim the beneficial ownership of each other's shares.


                              ELECTION OF DIRECTORS

     The Board of Directors of the Fund intends that the shares represented by Proxies will be voted for fixing the number of directors at six (6) and, unless otherwise directed, for the election of the following nominees as directors, to hold office until the next Annual Meeting of Shareholders and until their successors are elected or qualified. Should any of the nominees be unable to accept the nomination or election, which the Board of Directors has no reason to anticipate, the shares represented by Proxies may be voted for the election of such other person or persons as the Board of Directors recommends. Each of the nominees is a member of the present Board of Directors. Each of the current directors of the Fund first became a director of the Fund in the year indicated. Nominees receiving the greatest number of votes shall be elected.

     Abstentions and non-votes are not counted in the election of directors and thus have no effect. The Fund does not have standing audit, nominating, or compensation committees.

-----------------------------------------------------------------------------------------------------------
                                                                              Shares Owned
                                                               Director       Beneficially          Total
   Name, Age and                                               Of Fund           As Of             Percent
Principal Occupation                                             Since         May 1, 2002         Of Class
-----------------------------------------------------------------------------------------------------------
Stephen Kellough; age 75                                        1972                (1)              (1)
  Chairman, President, CEO and Treasurer of the Fund
  (51 years to date total service in various capacities);
  Retired Director (1972-1983) and Retired Executive Vice
  President (1976-1983), Big Bear Stores Company, a
  retail grocery and general merchandise chain, founded
  by Wayne E. Brown in 1933.*

Marilyn Brown Kellough; age 72                                  1976                (1)              (1)
  Vice President and Secretary of the Fund.*

Kent K. Rinker; age 53                                          1996                10               (2)
  President, Rinker & Co., privately-held investment firm;
  Senior Vice President, Laidlaw Equities, Inc.

John E. Josephson; age 55                                       1998                10               (2)
  Independent Consultant (September 1995-present);
  President and CEO, Big Bear Stores, a division of
  Penn Traffic Company (June 1989-September 1995)

Joseph L. Churilla, Jr.; age 43                                 2001                10               (2)
  Finance Manager, Wendy's International, Inc.
  (1988-present)

Stephen E. Dutton; age 52                                       2002               -0-               -0-
  Chief Financial Officer, Chief Operating Officer and
  Partner Don M. Casto Organization, (1995-present)
  Mr. Dutton also serves as a Director of Huntington
  Preferred Capital, Inc., a company which has a class
  of securities registered pursuant to Section 12(g) of
  the Securities Exchange Act of 1934.

(1) See the preceding chart for share ownership information as it relates to Mr. and Mrs. Kellough.

(2)  Represents less than 1% of outstanding shares.

*    Interested persons in the fund.

                   DIRECTORS, OFFICERS AND THEIR REMUNERATION

     The Board of Directors of the Fund met two times, and took two actions by unanimous written consent, during 2001. The directors, other than Marilyn and Stephen Kellough, receive a fee of $750.00 for each calendar quarter. Marilyn and Stephen Kellough did not receive any director's fees. It is the policy of the Fund to have the Board take action quarterly, either at a meeting or by unanimous written consent.

     The Executive Officers of the Fund have no agreed upon terms of employment and serve at the pleasure of the Board of Directors. Marilyn and Stephen Kellough, Elizabeth Anne Kellough, Stephen Wayne Kellough and Deborah Kellough Sayre were the only Executive Officers of the Fund during 2001. Mr. Stephen Kellough has served as President of the Fund since 1976. Prior to his retirement after 32 years service in 1983, Mr. Stephen Kellough served as Director (1972-1983) and as Executive Vice President (1976-1983) of Big Bear Stores Company, where he was responsible for corporate warehousing, transportation, real estate, construction and maintenance, managed the Buckeye Stamp subsidiary and served as a trustee (1966-1983) of the Profit-Sharing Plan and each of five Corporate Pension Plans. Mr. Stephen Kellough has served for 51 years the Fund in its present operation as an investment company and in its operation prior to 1976 as a retail grocery and general merchandise chain. Mrs. Marilyn Kellough was a homemaker prior to becoming an officer of the Fund in 1976. She has served in her present capacity since that time.

     For its fiscal year ended December 31, 2001, the Fund paid an aggregate of $14,250 in directors' fees to directors other than Marilyn and Stephen Kellough. The foregoing represents the total remuneration paid by the Fund to officers and directors during that fiscal year and is set forth in the following table.

                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------
                                               Pension or Retirement
                             Aggregate         Benefits Accrued       Estimated Annual         Total Compensation
   Name of Person,           Compensation      as Part of Fund        Benefits Upon            From Fund Paid
   Position                  From Fund         Expenses               Retirement               To Directors
----------------------------------------------------------------------------------------------------------------
Stephen Kellough               - 0 -             - 0 -                  - 0 -                   - 0 -
  President and Treasurer

Marilyn Brown Kellough         - 0 -             - 0 -                  - 0 -                   - 0 -
  Vice President and Secretary

Donald C. Fanta                $3,000            - 0 -                  - 0 -                   $3,000
  Director

Kent K. Rinker                 $3,000            - 0 -                  - 0 -                   $3,000
  Director

John E. Josephson              $3,000            - 0 -                  - 0 -                   $3,000
  Director

Paul D. Trott                  $3,000            - 0 -                  - 0 -                   $3,000
  Director

Joseph E. Churilla, Jr.        $2,250            - 0 -                  - 0 -                   $2,250
  Director

                     RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Deloitte & Touche LLP as the independent accountants of the Fund. Unless instructed in the Proxy to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of Deloitte & Touche LLP as independent accountants of the Fund to serve for the fiscal year ending December 31, 2002. Deloitte & Touche LLP became the independent accountants for the Fund in February 1976, when the Fund was operating as Big Bear Stores Company, an Ohio corporation. Deloitte & Touche LLP has no direct or material indirect financial interest in or other relationship with the Fund. Ratification will require the favorable vote of the holders of shares entitling them to exercise a majority of the voting power of the Fund. Abstentions and non-votes are not counted in the ratification of independent accountants and thus have no effect.

     A representative of Deloitte & Touche LLP will be present at the Annual Meeting with an opportunity to make a statement if he desires to do so and to respond to appropriate questions. The Fund has no audit or other similar committee.


                PROPOSALS BY SHAREHOLDERS FOR 2003 ANNUAL MEETING

     If any shareholder of the Fund wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Fund to be held in 2003, the proposal must be received by the Fund prior to the close of business on January 14, 2003.


                        COMPLIANCE WITH SECTION 30(f) OF
                       THE INVESTMENT COMPANY ACT OF 1940.

     Section 30(f) of the Investment Company Act of 1940 requires the Company's officers, directors and persons who are beneficial owners of more than ten percent of the Company's Common Stock ("reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 30(f) forms filed by them. Based on its review of the copies of Section 30(f) forms received by it, the Company believes that, during 2001, all filing requirements applicable to reporting persons were complied with.

                               GENERAL INFORMATION

     As of the date of this statement, the Board of Directors knows of no other business that will come before the meeting. Should any other matter requiring a vote of shareholders arise, the Proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such Proxies discretionary authority to vote the same in respect to any such other matter in accordance with their best judgment.

     The Fund's annual report, including financial statements, is being mailed to shareholders with the mailing of this Proxy material. Extra copies of the annual report are available upon request.

     The Fund will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by officers, directors and employees of the Fund, personally or by telephone or telegraph, and the Fund will reimburse banks, brokers and nominees for their out-of-pocket expenses incurred in sending proxy material to the beneficial owners of shares held by them.

                                       By Order of the Board of Directors

May 10, 2002                           MARILYN BROWN KELLOUGH, Secretary

                            SCIOTO INVESTMENT COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS

                                                     Class A Common Shares PROXY

     The undersigned hereby appoints Stephen Kellough and Marilyn Brown Kellough, or either of them as Proxies, with full power of substitution to represent and vote all Class A Common Shares of Scioto Investment Company (the "Fund") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the law offices of Porter Wright Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio, at 10:00 a.m. local time, on Wednesday, the 12th day of June, 2002, or at any and all adjournments thereof, as hereinafter specified.

1.  FOR [_]  AGAINST [_]  ABSTAIN [_] fixing the number of directors at six.


2.  Election of Directors:

    [_] FOR all nominees listed below      [_] WITHHOLD AUTHORITY
        (except as marked to the contrary)     to vote for all nominees listed
                                               below.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

    STEPHEN KELLOUGH                        KENT K. RINKER
    MARILYN BROWN KELLOUGH                  JOSEPH L. CHURILLA, JR.
    JOHN E. JOSEPHSON                       STEPHEN E. DUTTON


3. FOR [_] AGAINST [_] ABSTAIN [_] the ratification of Board of Directors' selection of Deloitte & Touche LLP as the independent public accountants for the Fund's fiscal year ending December 31, 2002.

                            SCIOTO INVESTMENT COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS

                                                     Class B Common Shares PROXY

     The undersigned hereby appoints Stephen Kellough and Marilyn Brown Kellough, or either of them as Proxies, with full power of substitution to represent and vote all Class B Common Shares of Scioto Investment Company (the "Fund") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the law offices of Porter Wright Morris & Arthur LLP, 41 South High Street, 28th Floor, Columbus, Ohio, at 10:00 a.m. local time, on Wednesday, the 12th day of June, 2002, or at any and all adjournments thereof, as hereinafter specified.

1.  FOR [_]  AGAINST [_]  ABSTAIN [_]  fixing the number of directors at six.


2.  Election of Directors:

    [_] FOR all nominees listed below         [_] WITHHOLD AUTHORITY
        (except as marked to the contrary)        to vote for all nominees
                                                  listed below.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)


    STEPHEN KELLOUGH                           KENT K. RINKER
    MARILYN BROWN KELLOUGH                     JOSEPH L. CHURILLA, JR.
    JOHN E. JOSEPHSON                          STEPHEN E. DUTTON

3. FOR [_] AGAINST [_] ABSTAIN [_] the ratification of Board of Directors' selection of Deloitte & Touche LLP as the independent public accountants for the Fund's fiscal year ending December 31, 2002.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                   IF NO DIRECTION IS MADE THIS PROXY WILL BE
                       VOTED "FOR" ALL OF THE ABOVE ITEMS.


Please date, sign and mail this Proxy in the enclosed envelope. No postage is required for mailing in the United States.

Date of Signing: ______________________, 2002


                                        ----------------------------------------
                                           Signature of Shareholder

                                        ----------------------------------------
                                           (shareholder print your name legibly;
                                           or person signing shareholder's name
                                           print your name legibly*)


                                        ----------------------------------------
                                           Signature of Shareholder

                                        ----------------------------------------
                                           (shareholder print your name legibly;
                                           or person signing shareholder's name
                                           print your name legibly*)


Please sign exactly as name appears on this card. If shares are registered in the names of two or more persons, each should sign.

* Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.